Exhibit 10.57

SECURITY AGREEMENT AND MORTGAGE -
TRADEMARKS AND PATENTS

AGREEMENT made this 8th day of July, 2003 (as amended, modified or supplemented from time to time, this “Security Agreement”) among New World Restaurant Group, Inc., a Delaware corporation (“New World”), Manhattan Bagel Company, Inc., a New Jersey corporation (“MBC”), Chesapeake Bagel Franchise Corp., a New Jersey corporation (“Chesapeake”), Willoughby’s Incorporated, a Connecticut corporation (“Willoughby’s”), Einstein and Noah Corp., a Delaware corporation (“Einstein”), Einstein/Noah Bagels Partners, Inc., a Delaware corporation (“Einstein/Noah”), I. & J. Bagel, Inc., a California corporation (“I&J”and together with New World, MBC, Chesapeake, Willoughby’s, Einstein and Einstein/Noah, each a “Debtor” and, collectively, the “Debtors”) and AmSouth Bank, as agent (in its capacity as agent, together with any successor in such capacity, referred to herein as the “Secured Party”) for the financial institutions (the “Lenders”) now or hereafter being parties to the Loan and Security Agreement, dated as of the date hereof (as amended, restated, modified or supplemented from time to time in accordance with its terms, the “Loan Agreement”), among the Lenders, the Secured Party, AmSouth Capital Corp., as the administrative agent, the guarantors named therein and the Debtors;

WHEREAS, one or more of the Debtors has adopted the trademarks, terms and designs described in Schedule A annexed hereto and made a part hereof;

WHEREAS, one or more of the Debtors is the owner and holder of the patents and patent applications listed on Schedule B annexed hereto and made a part hereof;

WHEREAS, the Lenders have agreed to make Revolving Loans and issue or cause the issuance of Letters of Credit on behalf of the Debtors, in each case pursuant to, and subject to the terms and conditions of, the Loan Agreement; and

WHEREAS, as a condition to the Lenders making any Revolving Loans or issuing or causing the issuance of any Letters of Credit under the Loan Agreement, the Lenders and the Secured Party have required the execution and delivery of this Security Agreement by the Debtors;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Grant of Security.  As collateral security for the prompt and complete payment, performance and observance of (a) all present and future Obligations whether at stated maturity, by acceleration or otherwise (including, without limitation, all interest thereon, whether accruing prior or subsequent to the commencement of a bankruptcy or similar proceeding involving any Debtor as a debtor and whether or not such interest is an allowed claim in any such proceeding) and (b) all present and future obligations of each of the Debtors under each of the Loan Documents whether at stated maturity, by acceleration or otherwise (all of the foregoing being herein referred to as the “Secured Obligations”), each Debtor hereby mortgages and pledges to the Secured Party for the benefit of the Secured Party and the Lenders, and grants to the Secured Party for the benefit of the Secured Party and the Lenders, a first priority security interest in, all of its right, title and interest in and to (i) each of the Trademarks (as hereinafter defined) of such Debtor, and the goodwill of the business symbolized by each such Trademark, all customer lists and other records of such Debtor relating to the distribution of products bearing the Trademarks of such Debtor and each of the registrations of such Debtor described in Schedule A annexed hereto and made a part hereof; (ii) each of the Patents (as hereinafter defined) of such Debtor and each of the Patent Applications (as hereinafter defined) of such Debtor listed on Schedule B annexed hereto and made a part hereof; and (iii) any and all proceeds of the foregoing, including, without limitation, any claims by such Debtor against third parties for infringement of the Trademarks or the Patents of such Debtor (collectively, the “Collateral”).

2.                                       Certain Defined Terms.  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Loan Agreement.  As used in this Security Agreement, unless the context otherwise requires:

“Patents” means, with respect to a Debtor, all of such Debtor’s right, title and interest in and to all United States and foreign patents and applications for letters patent throughout the world, including, but not limited to each patent and patent application referred to in Schedule B, all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations of any of the foregoing, all rights corresponding thereto throughout the world, the right to sue for past infringements of any of the foregoing, and all proceeds of the foregoing including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

“Trademarks” means, with respect to a Debtor, all of such Debtor’s right, title and interest in and to all United States and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing, including, but not limited to the registrations and applications listed on Schedule A, all extensions or renewals of any of the foregoing, all of the goodwill of the business connected with the use of and symbolized by the foregoing, the right to sue for past infringement or dilution of any of the foregoing or for any injury to goodwill, and all proceeds of the foregoing, including, without limitation, license royalties, income, payments, claims, damages, and proceeds of suit.

3.                                       Representations, Warranties and Covenants of each Debtor.  Each Debtor hereby represents, warrants, covenants and agrees as follows:

(a)                                  Title to Trademarks.  Such Debtor has the sole, full and clear title (subject only to Liens permitted under clauses (b) and (j) of the definition of Permitted Liens) to any material registered U.S. Trademarks of such Debtor for the goods and services covered by the registrations thereof and such registrations are valid and subsisting and in full force and effect.  Such Debtor shall cause the filings in the United States Patent and Trademark Office listed on Schedule 9.31 of the Loan Agreement applicable to such Debtor to be terminated within sixty (60) days of the Closing Date.

(b)                                 Use of Trademarks.  Other than with respect to Trademarks that are no longer used or, in such Debtor’s reasonable business judgment, useful in such Debtor’s business and except to the extent that to do otherwise would not reasonably be expected to result in a Material Adverse Effect, such Debtor (either itself or through licensees) will continue to use its Trademarks on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain its Trademarks in full force free from any claim of abandonment for nonuse and such Debtor will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark of such Debtor may become invalidated.

(c)                                  Title to Patents; Etc.  Such Debtor has the sole, full and clear title to each of the Patents of such Debtor shown on Schedule B annexed hereto and made a part hereof.  As of the date hereof, none of the Patents of such Debtor has been abandoned or dedicated and, except with respect to Patents or Patent Applications that are no longer used or, in such Debtor’s reasonable business judgment, useful in such Debtor’s business and except to the extent that to do otherwise would not reasonably be expected to result in a Material Adverse Effect, such Debtor will not do any act, or knowingly omit to do any act, whereby the Patents or Patent Applications of such Debtor may become abandoned or dedicated.  Such Debtor shall notify the Secured Party promptly if it knows or has any reason to know that any application or registration may become abandoned or dedicated.

(d)                                 Further Assurances.  Such Debtor will perform all acts and execute all documents, including, without limitation, assignments for security in form suitable for filing with the United States Patent and Trademark Office, substantially in the forms of Exhibits 1 and 2 hereof, respectively, requested by the Secured Party at any time to evidence, perfect, maintain, record and enforce the Secured Party’s interest in the Collateral in which such Debtor granted a security interest hereunder in favor of the Secured Party or otherwise in furtherance of the provisions of this Security Agreement, and such Debtor hereby authorizes the Secured Party to execute and file one or more financing statements (and similar documents) or copies thereof or of this Security Agreement with respect to the Collateral in which such Debtor granted a security interest hereunder in favor of the Secured Party signed only by the Secured Party.

(e)                                  Costs and Expenses.  Such Debtor, jointly and severally with the other Debtors, shall be obligated to, upon demand, pay to the Secured Party the amount of any and all reasonable costs, sums and expenses which the Secured Party may pay or incur pursuant to the provisions of this Security Agreement or in enforcing the Secured Obligations, the Collateral or the security interests granted hereunder, including, but not limited to, all reasonable filing or recording fees, court costs, collection charges, travel expenses, computer fees, telephone fees, duplicating fees and reasonable attorneys’ fees and expenses, such expenses shall include, without limitation, any reasonable costs paid or incurred by the Secured Party in connection with any waivers, amendments, modifications, extensions, renewals or renegotiations.  All of the foregoing, together with interest thereon at the rate applicable to Revolving Loans at such time pursuant to Section 3.1 of the Loan Agreement, shall be part of the Secured Obligations and shall be payable on demand.

(f)                                    Pledge of Additional Patents and Trademarks.  In no event shall such Debtor, or such Debtor through any agent, employee, licensee or designee, (i) file an application for the registration of any Patent or Trademark of such Debtor with the United States Patent and Trademark Office or any similar office or agency of the United States, any State thereof, any other country or any political subdivision thereof or (ii) file any assignment of any patent or trademark, which such Debtor may acquire from a third party, with the United States Patent and Trademark Office or any similar office or agency of the United States of America, any State thereof, any other country or any political subdivision thereof, unless such Debtor shall, on or prior to the date of such filing, notify the Secured Party thereof, and, upon the request of the Secured Party, execute and deliver any and all assignments, agreements, instruments, documents and papers as the Secured Party may reasonably request to evidence the Secured Party’s interest in such Patent or Trademark and the goodwill and general intangibles of such Debtor relating thereto or represented thereby.

(g)                                 Secured Party Appointed Attorney-in-Fact.  Such Debtor hereby constitutes and appoints the Secured Party its attorney-in-fact to execute and file, upon the occurrence and during the continuance of an Event of Default, all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Secured Obligations are paid in full, all Revolving Commitments have expired or been terminated and all Letters of Credit have been canceled.

(h)                                 Debtor Authority; Etc.  Such Debtor has the right and power to make the assignment and to grant the security interest herein granted; and the Collateral of such Debtor is not now, and at all times hereafter will not be, subject to any liens, mortgages, assignments, security interests or encumbrances of any nature whatsoever, except in favor of the Secured Party or as permitted under clauses (f) and (j) of the definition of Permitted Liens, and such Debtor has not received any notice from any third party claiming any right or interest in and to any of the Collateral of such Debtor or that any of such Debtor’s use thereof infringes the rights of any third party.

(i)                                     Negative Pledge.  Except to the extent permitted under the Loan Agreement or to the extent that Secured Party, upon prior written notice from such Debtor, shall consent, such Debtor will not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license, or otherwise dispose of any of the Collateral of such Debtor, and nothing in this Security Agreement shall be deemed a consent by the Secured Party or any Lender to any such action except as expressly permitted herein.

(j)                                     No Additional Patents or Trademarks.  As of the date hereof, neither such Debtor nor any Affiliate or Subsidiary thereof owns any Patents or Trademarks or has any Patents or Trademarks registered in, or the subject of pending applications in, the United States Patent and Trademark Office or any similar office or agency of the United States of America, any State thereof, any other country or any political subdivision thereof, other than those described in Schedules A  and B annexed hereto and made a part hereof.

(k)                                  Additional Further Assurances.  Such Debtor will take all necessary and reasonable steps in any proceeding before the United States Patent and Trademark Office or any similar office or agency of the United States, any State thereof, any other country or any political subdivision thereof, to maintain each Patent and Trademark included within the Collateral in which such Debtor granted a security interest hereunder in favor of the Secured Party, including, without limitation, filing of renewals, affidavits of use, and opposition, interference and cancellation proceedings, except with respect to any Patent or Trademark that is no longer used or, in such Debtor’s reasonable business judgment, useful in such Debtor’s business and except to the extent that to do otherwise would not reasonably be expected to result in a Material Adverse Effect.

(l)                                     Secured Party Not Liable.  Such Debtor assumes all responsibility and liability arising from the use of the Collateral in which such Debtor granted a security interest hereunder in favor of the Secured Party, and such Debtor hereby agrees to indemnify and hold the Secured Party and each Lender harmless from and against any claim, suit, loss, damage or reasonable expense (including reasonable attorneys’ fees) arising out of any alleged defect in any product manufactured, promoted or sold by such Debtor (or any Affiliate or Subsidiary thereof) in connection with any Collateral of such Debtor or out of the manufacture, promotion, labeling, sale or advertisement of any such product by such Debtor (or any Affiliate or Subsidiary thereof), except as caused by the gross negligence or willful misconduct of any Lender.  Such Debtor agrees that the Secured Party does not assume, and shall have no responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Collateral in which such Debtor has granted a security interest hereunder in favor of the Secured Party or the performance of any obligations to be performed under or with respect to any such agreement or contract by such Debtor, and such Debtor hereby agrees to indemnify and hold the Secured Party and each Lender harmless with respect to any and all claims by any Person relating thereto.

(m)                               Secured Party’s Rights.  Secured Party may, in its reasonable discretion, pay any amount or do any act required of such Debtor hereunder or requested by the Secured Party to preserve, defend, protect, maintain, record or enforce such Debtors’ obligations contained herein, the Secured Obligations, the Collateral of such Debtor, or the right, title and interest granted the Secured Party herein, and which such Debtor fails to do or pay, and any such payment shall be deemed an advance by the Secured Party to such Debtor and shall be payable on demand together with interest at the highest rate then applicable to Revolving Loans under the Loan Agreement.

(n)                                 Protection of Trademarks.  Such Debtor agrees that if it, or any Affiliate or Subsidiary thereof, learns of any use by any third party of any term or design likely to cause confusion with any Trademark of such Debtor, it shall promptly notify the Secured Party of such use and, if requested by Secured Party, shall join with the Secured Party, at its expense, in such action as the Secured Party, in its reasonable discretion may deem advisable for the protection of the Secured Party’s interest in and to such Trademarks, it  being understood that the foregoing shall not preclude such Debtor from bringing any action against a third-party for the protection of such Debtor’s interest in and to such Trademarks.

(o)                                 Licenses of Trademarks and Patents.  All licenses of its Trademarks and Patents which such Debtor has granted to third parties are set forth in Schedule C annexed hereto and made a part hereof.

4.                                       Remedies.  Upon the occurrence of and during the continuation of an Event of Default, in addition to all other rights and remedies of the Secured Party, whether under law, the Loan Agreement or otherwise (all such rights and remedies being cumulative), not exclusive and enforceable alternatively, successively or concurrently, without (except as provided herein) notice to, or consent by, any of the Debtors, the Secured Party shall have the following rights and remedies:

(a)                                  immediately upon the Secured Party’s request, no Debtor shall make any further use of its Patents or the Trademarks or any mark similar thereto for any purpose;

(b)                                 the Secured Party may, at any time and from time to time, license, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any of the Patents or Trademarks of a Debtor, throughout the world for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its sole discretion determine; provided, that the term of any such license shall automatically terminate if and when such Event of Default has been cured or waived, subject, in the case of Trademarks to sufficient rights to quality control and inspection in favor of such Debtor to avoid the risk of invalidation of said Trademarks;

(c)                                  the Secured Party may (without assuming any obligations or liability thereunder), at any time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of the applicable Debtor in, to and under any one or more license agreements with respect to the Collateral in which such Debtor has granted a security interest hereunder in favor of the Secured Party, and take or refrain from taking any action under any thereof, and each Debtor hereby releases the Secured Party and each Lender from, and agrees to hold the Secured Party and each Lender free and harmless from and against any claims arising out of, any action taken or omitted to be taken with respect to any such license agreement (except to the extent such claims arise solely and directly from the gross negligence or willful misconduct of Secured Party or the Lenders);

(d)                                 the Secured Party may, at any time and from time to time, assign, sell, or otherwise dispose of, the Collateral or any of it, either with or without special or other conditions or stipulations, with power to buy the Collateral or any part of it, and with power also to execute assurances, and do all other acts and things for completing the assignment, sale or disposition which the Secured Party shall, in its sole discretion, deem appropriate or proper; and

(e)                                  in addition to the foregoing, in order to implement the assignment, sale or other disposal of any of the Collateral pursuant to paragraph 4(d) hereof, the Secured Party may, at any time, pursuant to the authority granted in the Powers of Attorney described in paragraph 5 hereof (such authority becoming effective upon the occurrence and remaining effective during the continuation as hereinabove provided of an Event of Default), execute and deliver on behalf of any Debtor, one or more instruments of assignment of the Patents or Trademarks of such Debtor (or any application or registration thereof), in form suitable for filing, recording or registration in any country.  The Debtors agree, jointly and severally, to pay when due all costs incurred in any such transfer of the Patents or Trademarks of a Debtor, including any taxes, fees and attorneys’ fees, and all such costs shall be added to the Secured Obligations.  The Secured Party may apply the proceeds actually received from any such license, assignment, sale or other disposition to the reasonable costs and expenses thereof, including, without limitation, reasonable attorneys’ fees and all legal, travel and other expenses which may be incurred by the Secured Party, and then to the Secured Obligations, in such order as to principal, interest and other amounts as set forth in the Loan Agreement; and the Debtors shall remain liable and will pay the Secured Party on demand any deficiency remaining, together with interest thereon at a rate equal to the highest rate then payable on the Secured Obligations pursuant to the Loan Agreement and the balance of any expenses unpaid.  Nothing herein contained shall be construed as requiring the Secured Party to take any such action at any time.  In the event of any such license, assignment, sale or other disposition of the Collateral, or any of it, after the occurrence or continuation as hereinabove provided of an Event of Default, each Debtor shall supply its know-how and expertise relating to the manufacture and sale of the products bearing or in connection with the Trademarks or Patents of such Debtor, and its customer lists and other records relating to the Trademarks or Patents of such Debtor and to the distribution of said products, to the Secured Party or its designee.

5.                                       Delivery of Powers of Attorney.  Concurrently with the execution and delivery hereof, each Debtor is executing and delivering to the Secured Party, in the form of Exhibit 3 hereto, five originals of a Power of Attorney for the implementation of the assignment, sale or other disposal of the Trademarks and Patents of such Debtor pursuant to paragraphs 4(d) and 4(e) hereof and each Debtor hereby releases the Secured Party and each Lender from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Secured Party under the powers of attorney granted herein, other than actions taken or omitted to be taken through the gross negligence or willful misconduct of the Secured Party.

6.                                       WAIVER OF JURY TRIAL AND SETOFF; CONSENT TO JURISDICTION; ETC.  (a)  In any litigation in any court with respect to, in connection with, or arising out of this Security Agreement, the Collateral, or any other Loan Document or any instrument or document delivered pursuant to this Security Agreement, or the validity, protection, interpretation, collection or enforcement thereof, or any other claim or dispute howsoever arising, between any Debtor on the one hand and any one or more of the Lenders or the Secured Party on the other hand, EACH DEBTOR, to the fullest extent it may effectively do so, (i) waives the right to interpose any setoff, recoupment, counterclaim or cross-claim in connection with any such litigation, irrespective of the nature of such setoff, recoupment, counterclaim or cross-claim, unless such setoff, recoupment, counterclaim or cross-claim could not, by reason of any applicable Federal or State procedural laws, be interposed, pleaded or alleged in any other action and (ii) WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION AND ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY,

PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.  EACH DEBTOR AGREES THAT THIS PARAGRAPH 6 IS A SPECIFIC AND MATERIAL ASPECT OF THIS SECURITY AGREEMENT AND ACKNOWLEDGES THAT NO LENDER WOULD EXTEND ANY FINANCIAL ACCOMMODATIONS TO A DEBTOR UNDER THE LOAN AGREEMENT IF THIS PARAGRAPH 6 WERE NOT PART OF THIS SECURITY AGREEMENT.

(b)                                 Each Debtor hereby irrevocably consents to the non-exclusive jurisdiction of the courts of the State of New York and of any Federal court located in the City of New York in connection with any action or proceeding arising out of or relating to this Security Agreement, the Collateral, any other Loan Document or any document or instrument delivered pursuant to this Security Agreement.  In any such litigation, each Debtor waives, to the fullest extent it may effectively do so, personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail directed to such Debtor at its address for notice determined in accordance with paragraph 7 hereof.  Each Debtor hereby waives, to the fullest extent it may effectively do so, the defenses of forum non conveniens and improper venue.

7.                                       Security Interest Absolute.  All rights of the Secured Party hereunder, the security interests granted to the Secured Party hereunder and all obligations of the Debtors hereunder, shall be absolute and unconditional irrespective of:

(i)                                     any lack of validity or enforceability of the Loan Agreement, any other Loan Document, any other agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing;

(ii)                                  any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or consent to any departure from the Loan Agreement, any other Loan Document or any other agreement or instrument;

(iii)                               any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Secured Obligations; or

(iv)                              any other circumstance which might otherwise constitute a defense available to, or discharge of, a Debtor or any other obligor in respect of the Secured Obligations or in respect of this Agreement.

If there is a conflict between the terms and conditions of the Loan Agreement and this Agreement, the terms and conditions of the Loan Agreement shall govern.

8.                                       Continuing Security Interest.  This Security Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the later of (x) payment in full of the Secured Obligations, (y) the expiration of or termination of the Commitments and (z) the cancellation of all Letters of Credit, at which time the Secured Party shall, at the Debtors’ expense, execute and deliver to the applicable Debtors all Uniform Commercial Code termination statements, terminations of grants and similar documents which such Debtors shall reasonably request to evidence such termination, including documents in a form to be filed with the Patent and Trademark Office; provided, however, that all indemnities of the Debtors contained in this Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Agreement. Notwithstanding the foregoing, except as provided otherwise in the Loan Agreement, upon any sale or other disposition by any Debtor of any Collateral in a transaction expressly permitted under the Loan Agreement and the receipt by the Secured Party of the proceeds of such sale or other disposition to the extent required by the Loan Agreement, the Lien and security interest created by this Security Agreement in and upon such Collateral shall be automatically released; and in connection with any such release, the Secured Party, at the request and expense of the applicable Debtor, will execute and deliver to such Debtor such documents and instruments evidencing such release or termination as such Debtor may reasonably request, without recourse and without representation or warranty.

9.                                       No Waiver.  No failure on the part of the Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Secured Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.  The Secured Party and the Lenders shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

10.                                 Binding Effect.  This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Debtor shall be permitted to assign this Agreement or any interest herein or in the Collateral of such Debtor, or any part thereof, or any cash or property held by the Secured Party as Collateral under this Agreement.

11.                               GOVERNING LAW.  THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK; PROVIDED THAT THE SECURED PARTY SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

12.                                 Address for Notices.  All communications and notices hereunder shall be in writing and given as provided in the Loan Agreement.

13.                                 Severability.  In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable the remaining provisions contained herein shall not in any way be affected or impaired.

14.                                 Section Headings.  Section headings used herein are for convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

15.                                 Counterparts.  This Security Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

16.                                 Admissibility of Security Agreement.  Each Debtor agrees that any copy of this Security Agreement signed by such Debtor and transmitted by telecopier for delivery to the Secured Party shall be admissible in evidence as the original itself if any judicial or administrative proceeding, whether or not the original is in existence.

17.                                 Schedules.  The Secured Party is authorized to annex hereto any schedules referred to herein.

18.                                 Acknowledgment of Receipt.  Each Debtor acknowledges receipt of a copy of this Security Agreement.

19.                                 Governance of Loan Agreement.  The parties hereto agree that to the extent any provisions herein conflict with the Loan Agreement, the provisions of the Loan Agreement shall control.

20.                                 Intercreditor Agreement.  The Secured Party’s rights and remedies hereunder are subject to any applicable notice requirements set forth in the Intercreditor Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Debtors and the Secured Party have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

NEW WORLD RESTAURANT GROUP, INC.

By:	/s/ ANTHONY D. WEDO
	Name:	Anthony Wedo
	Title:	Chief Executive Officer

MANHATTAN BAGEL COMPANY, INC.

By:	/s/ ANTHONY D. WEDO
	Name:	Anthony Wedo
	Title:	Chief Executive Officer

CHESAPEAKE BAGEL FRANCHISE CORP.

By:	/s/ ANTHONY D. WEDO
	Name:	Anthony Wedo
	Title:	Chief Executive Officer

WILLOUGHBY’S INCORPORATED

By:	/s/ ANTHONY D. WEDO
	Name:	Anthony Wedo
	Title:	Chief Executive Officer

EINSTEIN AND NOAH CORP.

By:	/s/ ANTHONY D. WEDO
	Name:	Anthony Wedo
	Title:	Chief Executive Officer

EINSTEIN/NOAH BAGELS PARTNERS, INC.

By:	/s/ ANTHONY D. WEDO
	Name:	Anthony Wedo
	Title:	Chief Executive Officer

I. & J. BAGEL, INC.

By:	/s/ ANTHONY D. WEDO
	Name:	Anthony Wedo
	Title:	Chief Executive Officer

Accepted and Agreed:

AMSOUTH BANK, as Secured Party

By:
Name:
Title:

Schedule A to Security Agreement

TRADEMARKS

Trademark	Reg. Date	Reg. No.

Servicemark

Tradenames

TRADEMARK APPLICATIONS

Trademark	Filing Date	Reg. No.

Schedule B to Security Agreement

PATENTS

Schedule C to Security Agreement

LICENSES

Exhibit 1 to

Security Agreement

ASSIGNMENT FOR SECURITY

(PATENTS)

WHEREAS,                                                                                                                        (herein referred to as “Assignor”), owns the letters patent, and/or applications for letters patent, of the United States, more particularly described on Schedule 1-A annexed hereto as part hereof (the “Patents”);

WHEREAS, Assignor, certain affiliates thereof, certain financial institutions named therein (the “Lenders”), AmSouth Bank, as agent for the Lenders (in such capacity, together with any successor agent, “Assignee”), AmSouth Capital Corp., as administrative agent, and the guarantors named therein, are parties to the Loan and Security Agreement dated as of the date hereof, and Assignee and the Lenders are desirous of having a security interest and mortgage in favor of Assignee on the above-identified property in order to secure the payment of certain obligations of Assignor now or hereafter owing to Assignee and the Lenders;

WHEREAS, Assignor has entered into a Security Agreement and Mortgage-Trademarks and Patents dated the date hereof (as it may hereafter be amended, supplemented or otherwise modified from time to time, the “Agreement”) with Assignee;

WHEREAS, pursuant to the Agreement, Assignor has granted to Assignee a security interest in, and mortgage on, all right, title and interest of Assignor in and to the Patents, together with any reissue, continuation, continuation-in-part or extension thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof for the full term of the Patents (the “Collateral”), to secure the prompt payment, performance and observance of the Secured Obligations, as defined in the Agreement; and

WHEREAS, when the Secured Obligations have been paid and performed in full, the Commitments have been terminated and all outstanding Letters of Credit have been canceled or have expired, this Assignment for Security shall terminate and Assignee, at the expense of Assignor, will execute and deliver to Assignor all instruments reasonably requested by Assignor to acknowledge termination of this Assignment for Security and will release the Patents from the security interest created hereby and under the Agreement.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby further grant to Assignee a security interest in, and mortgage on, the Collateral to secure the prompt payment, performance and observance of the Secured Obligations.

1

Assignor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the security interest in and mortgage on the Collateral made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

Assignee’s address is c/o AmSouth Capital Corp., 350 Park Avenue, 20th Floor, New York, New York 10022.

IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of the           day of               , 200  .

[ASSIGNOR]

By:
Name:
Title:

2

SCHEDULE 1-A TO GRANT OF SECURITY

PATENTS

File Number	Serial/Patent No.	Status	Title

3

Exhibit 2 to
Security Agreement

ASSIGNMENT FOR SECURITY

(TRADEMARKS)

WHEREAS,                                                                                                                        (herein referred to as “Assignor”), has adopted, used and is using the trademarks listed on the annexed Schedule 2-A, which trademarks are registered or filed with the United States Patent and Trademark Office (the “Trademarks”);

WHEREAS, Assignor, certain affiliates thereof, certain financial institutions named therein (the “Lenders”), AmSouth Bank, as agent for the Lenders (in such capacity, together with any successor agent, “Assignee”), AmSouth Capital Corp., as administrative agent, and the guarantors named therein are parties to the Loan and Security Agreement dated as of the date hereof, and Assignee and the Lenders are desirous of having a security interest and mortgage in favor of Assignee on the above-identified property in order to secure the payment of certain obligations of Assignor now or hereafter owing to Assignee and the Lenders;

WHEREAS, Assignor has entered into a Security Agreement and Mortgage-Trademarks and Patents dated the date hereof (as it may be amended, supplemented, or otherwise modified from time to time, the “Agreement”) with Assignee;

WHEREAS, pursuant to the Agreement, Assignor has granted to Assignee a security interest in, and mortgage on, all right, title and interest of Assignor in and to the Trademarks, together with the goodwill of the business symbolized by the Trademarks and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the “Collateral”), to secure the payment, performance and observance of the Secured Obligations, as defined in the Agreement; and

WHEREAS, when the Secured Obligations have been indefeasibly paid and performed in full, the Commitments have been terminated and all outstanding Letters of Credit have been canceled or have expired, this Assignment for Security shall terminate and Assignee, at the expense of Assignor, will execute and deliver to Assignor all instruments reasonably requested by Assignor to acknowledge and evidence termination of this Assignment for Security and will release the Trademarks from the security interest created hereby and under the Agreement.

1

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby further grant to Assignee a security interest in, and mortgage on, the Collateral to secure the prompt payment, performance and observance of the Secured Obligations.

Assignor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the security interest in and mortgage on the Collateral made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

Assignee’s address is c/o AmSouth Capital Corp., 350 Park Avenue, 20th Floor, New York, New York 10022.

[Remainder of Page Intentionally Left Blank]

2

IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of the          day of                , 200    .

[ASSIGNOR]

By:
Name:
Title:

3

SCHEDULE 2-A TO GRANT OF SECURITY

TRADEMARKS

Trademark	Reg. Date	Reg. No.

4

Exhibit 3 to
Security Agreement

SPECIAL POWER OF ATTORNEY

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

KNOW ALL MEN BY THESE PRESENTS, THAT                                     , a                          corporation, with its principal office at [                                        ], (hereinafter called the “Assignor”), hereby appoints and constitutes AmSouth Bank as agent (in its capacity as agent, together with any successor in such capacity, referred to herein as the “Assignee”) for the financial institutions (the “Lenders”), now or hereafter being parties to the Loan and Security Agreement, dated as of the date hereof (as amended, modified or supplemented from time to time in accordance with its terms, the “Loan Agreement”), among Assignor, certain affiliates of Assignor, the Lenders, the Assignee, AmSouth Capital Corp., as administrative agent, and the guarantors named therein, its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of the Assignor:

1.  For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of the Assignor in and to any letters patent of the United States or any other country or political subdivision thereof, and all registrations, recordings, reissues, continuations, continuations-in-part and extensions thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

2.  For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of the Assignor in and to any trademarks, trade names, trade styles and service marks, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

1

3.  To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as the Assignee may in its sole discretion determine.

This power of attorney is made pursuant to a Security Agreement and Mortgage - Trademarks and Patents, dated the date hereof, between the Assignor and the Assignee and takes effect solely for the purposes of paragraphs 4(d) and (e) thereof and is subject to the conditions thereof. This power of attorney may not be revoked until the payment in full of all “Secured Obligations” as defined in such Security Agreement and Mortgage and the expiration or termination of all of the Commitments (as defined in the Loan Agreement) of the Lenders under the Loan Agreement and the cancellation of all letters of credit issued pursuant to the Loan Agreement at which time this power of attorney shall automatically be revoked and terminated.

Dated:	, 200

[ASSIGNOR]

[Corporate Seal]		By:
Name:
Title:

2

STATE OF	)
) ss.:
COUNTY OF	)

On this           day of           , 200    , before me personally appeared                                     , to me known, who, being by me duly sworn, did depose and say that such person resides at                                                                        and that such person is                                 of                                                                                                                                                              , the                      corporation described in and which executed the foregoing instrument; that such person knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed pursuant to authority of the Board of Directors of said corporation, and that such person’s signature was affixed thereto pursuant to such authority.

Notary Public

3